UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 28, 2007
(Date of Earliest Event Reported)

On Assignment, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20540	95-4023433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26651 West Agoura Road, Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

(818) 878-7900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Material Compensatory Plan

On November 28, 2007, with the approval of the Compensation Committee of On Assignment, Inc. (the “Company”), the Company and Mr. Emmett McGrath entered into an amendment to Mr. McGrath’s Executive Employment Agreement, in exchange for Mr. McGrath’s acceptance of additional duties and responsibilities related to the business of the Company. A copy of the Amendment to the Executive Employment Agreement is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                             Financial Statements and Exhibits.

(d)      The following exhibits are furnished pursuant to Item 5.02:

                                99.1   Amendment to Executive Employment Agreement between Company and Mr. McGrath

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: November 30, 2007	By:	/s/ James Brill
		Name:	James Brill
		Title:	Sr. Vice President, Finance and Chief Financial Officer